UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

Commission File No. 001-12257

 MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California		95-2211612
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles,	California	90010
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (323) 937-1060
____________________

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MCY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

Mercury General Corporation (the "Company") held its 2022 Annual Meeting of Shareholders on May 11, 2022. The matters voted upon at the meeting included the election of all eight directors, an advisory vote on executive compensation, and ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes cast with respect to these matters were as follows:
Election of Directors

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
George G. Braunegg	47,490,406	314,910	4,115,341
Ramona L. Cappello	47,625,807	179,509	4,115,341
James G. Ellis	47,435,578	369,738	4,115,341
George Joseph	46,326,886	1,478,430	4,115,341
Vicky Wai Yee Joseph	46,403,416	1,401,900	4,115,341
Joshua E. Little	46,647,507	1,157,809	4,115,341
Martha E. Marcon	47,297,915	507,401	4,115,341
Gabriel Tirador	47,552,964	252,352	4,115,341
Advisory Vote on the Compensation of Named Executive Officers
The shareholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers as described in its Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
45,015,555	2,712,839	76,922	4,115,341
Ratification of the Selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm
The shareholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 as described in its Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
51,654,247	217,740	48,670	N/A

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

104.     Cover page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2022	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer